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                               RETAIL CLASSES OF

                        AIM LARGE CAP OPPORTUNITIES FUND
                         AIM MID CAP OPPORTUNITIES FUND
                        AIM SMALL CAP OPPORTUNITIES FUND


             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)

                       Supplement dated November 4, 1999
      to the Statement of Additional Information dated September 27, 1999 as supplemented October 8, 1999


This supplement supersedes and replaces in its entirety the supplement dated October 8, 1999.

Class A, Class B and Class C shares of AIM Large Cap Opportunities Fund and Class B and Class C shares of AIM Mid Cap Opportunities Fund are not currently available.

Reference is made to pages 22 through 24 of the Statement of Additional Information.

At a meeting held on November 4, 1999, the Board of Trustees of AIM Special Opportunities Funds (the trust) voted to amend the fundamental investment restrictions of each of AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund (the funds), subject to shareholder approval. The Board of Trustees has called a meeting of shareholders of the trust to be held on or about December 20, 1999 to vote on this and other matters. Only shareholders of record as of September 29, 1999 are entitled to vote on these matters.

If approved by shareholders, each fund will operate under the following fundamental investment restrictions:

(a) The funds may not borrow money, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the funds may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

(b) The funds may not issue senior securities, except as may be permitted by the 1940 Act Laws, Interpretations and Exemptions.

(c) The funds may not underwrite the securities of other issuers. This restriction does not prevent the funds from engaging in transactions involving the acquisition, disposition or resale of their portfolio securities, regardless of whether the funds may be considered to be underwriters under the Securities Act of 1933.

(d) The funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the funds' investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
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(e)        The funds may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the funds from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(f) The funds may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the funds from engaging in transactions such as futures, contracts and options thereon or investing in securities that are secured by physical commodities.

(g) The funds may not make personal loans or loans to persons who control or are under the common control of the funds, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the funds from purchasing debt obligations, entering into repurchase agreements, loaning their assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

(h) Each fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that fund.

Assuming shareholders approve the above fundamental investment restrictions, the Board of Trustees has adopted the following non-fundamental investment restrictions for each fund, which the Board of Trustees may change without shareholder approval and which replace the funds' existing non-fundamental investment restrictions:

1. In complying with the borrowing restriction set forth in (a), each fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The funds may borrow from banks or broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an "AIM Fund") on such terms and conditions of any exemptive orders issued by the SEC.

2. In complying with the concentration restriction set forth in (d) above, each fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

3. In complying with the lending restrictions set forth in (g) above, each fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

4. Notwithstanding the restriction set forth in (h) above, neither fund may invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as that fund.